McMoRan Exploration Co.

2nd Quarter 2009 Conference Call

James R. Moffett   *Richard C. Adkerson*

Co-Chairmen of the Board

MMR LISTED NYSE

July 16, 2009

Going Deep

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, capital expenditures, reclamation costs and anticipated and potential production and flow rates. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2008 Annual Report on Form 10-K on file with the Securities and Exchange Commission (SEC).

The SEC permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2008.

This presentation also contains a financial measure ("EBITDAX") commonly used in the oil and natural gas industry but not defined under GAAP. As required by SEC Regulation G, reconciliations of this measure to amounts reported in McMoRan's consolidated financial statements are in the supplemental schedules of this presentation.

2Q09 Highlights

- **Second-quarter 2009 Production Averaged 187 MMcfe/d**
- **Flatrock Field Update:**
  - First Production from Well Nos. 5 and 6 Commenced in July and June, Respectively
  - Field Currently Producing at a Gross Rate of Approximately 300 MMcfe/d (55 MMcfe/d net to McMoRan)
- **Three Exploration Prospects In-progress:**
  - Blueberry Hill Sidetrack on Louisiana State Lease 340 – Positive Drilling Results
  - Sherwood Deep Gas Prospect on High Island Block 133
  - Davy Jones Ultra-deep Prospect on South Marsh Island Block 230
- **Completed $176 MM in Equity Financings in June 2009**
- **$225 MM in Cash and No Borrowings Under Credit Facility at 6/30/09**

Financial Summary

Financial Results (in millions)	2Q09	1H09
Revenues	$97	$194
Net Loss	$(101)	$(164)
EBITDAX (1)	$59	$127
Operating Cash Flows	$20	$ 54
Capital Expenditures	$55	$ 84
Cash	$225	$225

Notable Items Included in Results: (in millions)		
Non-productive Exploration Well Charges	$38	$54
Impairment Charges	$15	$54
(Gain) loss on oil and gas derivative contracts	$3	$(16)
Hurricane Charges	$ 4	$15
Insurance Proceeds	$ 0	$(19)

(1) See reconciliation of this non-GAAP measure on page 37.

McMoRan Exploration Co.

2Q09 Average Production Rates For Top Fields (MMcfe/d)



LA State Lease 18090 "Long Point" Gross: 35; Net: 9
West Cameron 96 Gross: 10; Net: 3
"Laphroaig" Gross: 28; Net: 8
West Delta 27 Gross: 8; Net: 4
Main Pass 138 Gross: 5; Net: 4
South Pelto 9 Gross: 19; Net: 6
South Marsh Island 212 "Flatrock" Field (3) Gross: 201; Net: 38
Eugene Island 251 (2) Gross: 17; Net: 7
Main Pass 299 Gross: 11; Net: 9
High Island 474 Gross: 6; Net: 4
Vermilion 215 Gross: 10; Net: 8
Eugene Island 182 Gross: 17; Net: 10
South Timbalier 148 Gross: 8; Net: 3
South Timbalier 193 Gross: 17; Net: 8
South Marsh Island 141 (2) Gross: 11; Net: 8
South Timbalier 299 Gross: 12; Net: 7
Eugene Island 318 (1)
Eugene Island 346 (1)
Shut In Since Hurricane

2Q09 Sales

Natural Gas (Bcf)	11.2
Oil (mm bbls)	0.8
Plant Products (Bcfe)	1.3

(1) Field remains shut in due to delays associated with availability of third party pipelines and processing facilities.

(2) Current production rate; fields recommenced production during 2Q09

(3) In 2Q09, production was temporarily shut in as the operator completed a planned facility expansion at the Tiger Shoal production facility. Production from the Flatrock Nos. 5 and 6 wells commenced in July 2009 and June 2009, respectively.

Status Report Post 3Q08 Hurricanes

- **2Q09 Production Continued to be Impacted by Downstream Facilities Damaged by September 2008 Hurricanes**

- **Production**
  - 2Q09 Actual: 187 MMcfe/d
  - Still Offline: ~30 MMcfe/d
  - 3Q09 Estimate: 220 MMcfe/d

- **Production Estimates are Dependent on:**
  - Restoring Downstream Pipelines/Facilities Damaged by September 2008 Hurricanes
  - Timing of Planned Recompletions
  - Well Performance

- **Pursuing Substantial Insurance Recovery for Hurricane Related Costs**
  - Costs Will be Funded Over Multi-year Period
  - Received $20 MM ($18.7 MM Net of Partners' Share) in 1Q09 in Initial Payments for Insurance Proceeds

Flatrock Field Production Report

- In May 2009, the Operator Completed a Planned Facility Expansion at Tiger Shoal Production Facility
- In 2nd Quarter, Field Averaged Gross Rate of ~201 MMcfe/d (38 MMcfe/d Net to MMR)
- First Production from Well Nos. 5 and 6 Commenced in July and June, Respectively
- Field Currently Producing at a Gross Rate of ~ 300 MMcfe/d (55 MMcfe/d net to McMoRan)

MCMORAN EXPLORATION CO.

Exploration Activities

Deep Gas Prospects

- **Cordage & Ammazzo – Determined to be Non-productive in 2Q09**
- **Blueberry Hill Sidetrack – LA State Lease 340**
  - Positive Drilling Results Indicate Thickening on Flanks
  - Spud – March 29, 2009
  - Commencing By-pass Operations at 18,600' ; PTD – 24,000'
- **Sherwood – High Island Block 133**
  - Spud – July 2, 2009
  - Current Depth – 5,700'; PTD – 16,200'
- **Hurricane Deep Sidetrack – South Marsh Island Block 217**
  - Reviewing Sidetrack on Southern Flank of Flatrock Structure
  - Targeting Gyro Sands Encountered in Hurricane Deep Well

Ultra-Deep Prospects

- **Re-Entered Existing Well Bore at Davy Jones Ultra-Deep Prospect**
- **Re-Processing Blackbeard West Data**
- **Generating Other Potential Ultra-Deep Opportunities**

Blueberry Hill – Positive Drilling Results

- Re-entered a Previously Existing Well Bore and Commenced Sidetracking Operations on March 29, 2009
- Drilling Results to Date Confirm our Wedge Model Where Sands Thicken on the Flank of the Structure
- Log-while-drilling Tools Indicated Resistive Zones Approximating 150 Gross Feet at 21,900'
- Zones Will be Evaluated with Wireline Logs and Well Will be Deepened to PTD of 24,000' to Evaluate Deeper Targets
- Results to Date Indicate a Large Structure Which McMoRan Believes Will Lead to Additional Exploration and Development Opportunities

McMoRan

MCMORAN EXPLORATION CO.

Blueberry Hill Deep Gas Exploration Prospect



Located in 10 feet of water

MMR WI: 42.9%

MMR NRI: 29.7%

Start Date: March 29, 2009

PTD: 24,000'


E
214
SOUTH MARSH ISLAND N. ADDN
8
EUGENE ISLAND
BLUEBERRY HILL
McMoRan #1ST Blueberry Hill Drilling
225
E'
9
227
226
25
7/09

LA State Lease 340

- Gross Unrisked Potential of 500 Bcfe
- Commencing By-pass Operations at ~ 18,600'

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Sherwood Deep Gas Exploration Prospect



Located in 48 feet of water


114
K'
115
116
SHERWOOD
134
133
132
Mariner #1 Sherwood Drilling
HIGH ISLAND
K
ONE MILE
162
163
164

MMR WI: 29.3%

MMR NRI: 23.5%

Spud Date: July 2, 2009

Current Depth: 5,700'

PTD: 16,200'

High Island Block 133

- Targeting *Cris R* sands in the Lower Miocene
- Gross Unrisked Potential of 200 Bcfe

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Hurricane Deep
Deep Gas Exploration Prospect



Located in 10 feet of water

- **Evaluating Sidetrack on Southern Flank of Flatrock Structure**
- **Targeting Significant Gyro Sand Encountered in Hurricane Deep Well**
  - 900-ft Gross Sand
  - Top 40 Feet Hydrocarbon Bearing
- **McMoRan Believes Up Dip Well has Potential to Contain a Thicker Hydrocarbon Column**
- **Gross Unrisked Potential of 350 Bcfe**


FLATROCK
211
212
213
218
217
216
221
222
223
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Online July 6, 2009
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Online June 2, 2009
#226 - DISCOVERY
Reviewing S/T Options
ROB L
OPERC
GYRO
HURRICANE
HURRICANE DEEP
#229
#232
#231
#228
#230
#233
#227
#225
#226
#223
#226ST
#223, #227 - Rob L Producing
#225 - Reviewing S/T Options
#226ST Prop. Loc.
ONE MILE

South Marsh Island Block 217

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Davy Jones Ultra-Deep Exploration Prospect



Located in 20 Feet of Water



Davy Jones
B
B'
McMoRan
Davy Jones
On Location

- **Re-entering Previously Abandoned Well Bore**
- **Very Large Structure**
- **PTD 28,000'**
- **Targeting Eocene (Wilcox), Paleocene, and Possibly Cretaceous (Tuscaloosa) Sands Below Listric Fault on Shelf of GOM**

2009 Outlook Summary

- 2009 Production Estimated to Average ~ 210 MMcfe/d
  - 1Q09: 198 MMcfe/d
  - 2Q09: 187 MMcfe/d
  - 3Q09e: 220 MMcfe/d

- 2009 Capital Expenditures Estimate – $180 MM
  - Spending to Continue to be Driven by Opportunities and Managed Within Cash and Cash Flows, Including Potential Participation by Partners in Projects

- Reclamation Costs:
  - ~$80 MM in P&A Expenditures
  - $15 MM For P&A Escrow

Cash Flow Sensitivities

($ in millions)


2009e EBITDAX (1)
$232
$270
$308
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2009 production estimate from existing fields and assumes actual pricing to date and NYMEX forward curve pricing as of July 10, 2009 (~$3.90/MMbtu and $61.60/bbl for the remaining six months of 2009). Estimates include the projected impact of derivative contracts currently in place. After considering the impact of our current hedge positions, each $1.00/MMbtu change in the natural gas price during the remainder of 2009 would impact annual EBITDAX by $30 million and each $5/bbl change in the oil price would impact our EBITDAX by $8 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $12 million.

e = estimate.

Recent Financings

- Completed ~$176 mm in Equity Financings in June 2009
  - 15.5 mm Common Shares at $5.75
  - $86.25 mm of 8% Convertible Perpetual Preferred Stock
- Net Proceeds of ~$168 mm
- Transactions Enhanced Balance Sheet and Strengthened Financial Profile

Financial Policy

- Maintain Strong Balance Sheet to Enable Future Growth
- Capital Spending to be Driven by Opportunities and Managed Within Cash and Cash Flows
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering

Investment Summary

- Create Value Through Exploration/Development in Shallow Water GOM and Gulf Coast Area
- Pursue High Potential Exploration Prospects
  - Deep Shelf Gas – Miocene Targets
  - Ultra-Deep Prospects with Multi-Tcfe Targets – Miocene and Older
- Uniquely Qualified/Important Leadership Position
  - Highly Experienced Team With Over Three Decades in GOM Region
  - Expertise in Structural Analysis Versus "Bright Spot" Targeting
  - Large Acreage Position & Seismic Database
  - Experienced Operator and Recognized Industry Leader
  - Substantial Partnering Opportunities with Majors and Large Independents
- Attractive Risk/Reward Profile
- Management Aligned with Shareholders
  - Directors and Executive Officers Own ~10% of Common Stock

McMoRan Exploration Co.

Geologic Maps & Concepts

MMR LISTED NYSE

www.mcmoran.com

Going Deep

Deeper Pool Success in OCS 310/ LA State Lease 340 Area



209
208
207
17S5E
E
E'
FLATROCK #229
ONLINE 3Q08
FLATROCK #231
ONLINE 4Q08
FLATROCK #232
ONLINE 3Q09
FLATROCK #228
ONLINE 1Q08
FLATROCK #230
Online 3Q08
FLATROCK #233
ONLINE 2Q09
MOUND POINT WEST
McMoRan Proposed
MOUND POINT
McMoRan #2
MOUND POINT
El Paso #1(114)
ONLINE 4Q03
212
213
La St. Lse. 340
GLADSTONE E.
MMR #8
MPE
MMR #6
217
216
215
214
OCS 310
TOM SAUK
MMR #7
HURRICANE
McMoRan #225
Reviewing S/T Options
MOUND POINT SOUTH
McMoRan #5
3 MILE LINE
HURR
ER #220
220
221
222
223
224
225
HURRICANE
McMoRan #227
McMoRan #223
ONLINE 1Q05
HURRICANE DEEP
McMoRan #226
Reviewing S/T Options
BLUEBERRY HILL
McMoRan #1
231
230
229
228
227
226
JB MOUNTAIN
El Paso #218ST
El Paso #219
ONLINE 2Q03
JB MOUNTAIN DEEP
McMoRan #224
7 Miles To Ammazzo
1 Miles
LEGEND
Discoveries
Productive
Drilling
Proposed Locations
Temporarily Abandoned
7/09

Flatrock Major Discovery

6 Successful Wells Drilled to Date



Located in 10 feet of water


211
212
213
FLATROCK
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
ROB L
#229
#232
#231
#228
Flatrock #228 (1)
• 8 stacked pay sands (6 Rob L Operc)
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Online July 6, 2009
OPERC
#230
218
217
216
#233
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Online June 2, 2009
#227
GYRO
#225
#226
#226 - DISCOVERY
Reviewing S/T Options
HURRICANE
HURRICANE DEEP
#223
#226ST
#226ST Prop. Loc.
#223, #227 - Rob L Producing
#225 - Reviewing S/T Options
221
222
223
ONE MILE
Discovery
Productive
Drilling
Proposed

South Marsh Island Block 212/217

NOTE: McMoRan owns a 25% Working Interest.

OCS 310/LA State Lease 340 Proximity to Davy Jones/Ammazzo


FLATROCK/HURRICANE
1.5 TCF
DAVY JONES NORTH
> 1 TCF
MD. PT. WEST
0.5 TCF
3 MILE LINE
BLUEBERRY HILL
0.5 TCF
J.B. MOUNTAIN
0.5 TCF
J.B. MOUNTAIN DEEP
0.5 TCF
DAVY JONES
> 2 TCF
OCS 310
La. St. Lse.
340
VERMILION
SOUTH MARSH ISLAND N. ADDN
MMR #2 BP1
(Ammazzo)
1 Mile
Productive
Discovery
Drilling
Proposed
Temporarily Abandoned
Proven Deep Areas
Potential
Historical Shallow Production
7/09

NOTE: We use certain phrases and terms in this presentation, such as "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Blueberry Hill Deep Gas Exploration Prospect



Located in 10 feet of water

MMR WI: 42.9%

MMR NRI: 29.7%

Start Date: March 29, 2009

PTD: 24,000'


E
214
SOUTH MARSH ISLAND N. ADDN
8
EUGENE ISLAND
BLUEBERRY HILL
McMoRan #1ST Blueberry Hill Drilling
225
E'
9
227
226
25
7/09

LA State Lease 340

- Gross Unrisked Potential of 500 Bcfe
- Commencing By-pass Operations at ~ 18,600'

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Flatrock/Hurricane Deep/JB Mountain/Mound Pt. South/Blueberry Hill Cross Section


E
NW
Flatrock
2/08 MMR #229
11/08 MMR #232
8/08 MMR #231
8/07 MMR #228
5/08 CVX #230
3/09 MMR #233
Hurr. Deep
2/07 MMR #226
11/03 El Paso #220
JB Mountain
1/03 MMR #218ST
Mound Pt. South
9/07 MMR #5
3/09 MMR #7
Blueberry Hill
MMR BBH #1ST
3/05 MMR BBH #1
E'
SE
0
5000
10000
15000
20000
25000
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point 4 miles North of BB Hill 2.6 TCFG
ROB-L
UNCONFORMITY
OPERC
GYRO
Encountered Thick Gyro Sands
Sidetrack Target
"Big Blue" Fault
9 Miles
7/09

Blueberry Hill Wedge Model


MMR
#7
3/09
MMR
BBH #1ST
MMR
BBH #1
3/05
ROB-L
UNCONFORMITY
OPERC
GYRO
"Big Blue" Fault
15000
20000
25000
7/09
4 Miles

Example of Wedge Model
Matagorda 622/623 Field Schematic Cross Section


A
NW
A'
SE
10,000'
10,000'
15,000'
15,000'
Large Fault
1.2 TCFE
1,700 Acres±
600'± Gas Column
Lower Miocene
Lower Miocene
MI 622 /623 Field Complex (1.4 TCFE)
624
623
634
635
A
A'
53 BCFE
1.2 TCFE
1,700 Ac.
183 BCFE
2 Miles

7/09

Ultra-Deep Focus Areas on the Shelf


MMR Ultra-Deep Focus Areas
Industry Data Points in Deepwater
Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
Davy Jones Complex
Blueberry Hill
Flatrock Fld.
Blackbeard Complex
Lafitte Complex
STATE
FEDERAL
100'
650'
A'
A
Thunderhorse
Knotty Head
Tahiti
Llano
Kaskida
Cascade
Jack
Deepwater Lower Miocene Trend
Deepwater Eocene Trend
7/09

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 5+ Tcfe Net*

** Assumes McMoRan has rights to 20% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis*

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Conceptual Model Lower Miocene Depositional Tendency


S
N
Walker Ridge Area
Green Canyon Area
Blackbeard Area
Deep Water
Shelf
Onshore
Water Column
Salt
Salt Weld
Middle Miocene
Lower Miocene
Marls
Marls
Oligocene
Eocene / Paleocene
Cretaceous


Shelf Extent of
Lower Miocene Depositional Fairway
± 12,000 sq. miles
90 Miles N-S/136 Miles E-W
Extra-basinal Fluvial System
X Section
N
S
SHELF SLOPE
STATE FEDERAL
Main Lower Miocene Depositional Fairway
Thunderhorse
Knotty Head
Lano
Kaskida
Cascade
Jack
7/09

Conceptual Model Depositional Fairways Eocene (Yegua/Wilcox)



S
N
Walker Ridge Area
Green Canyon Area
Blackbeard Area
Deep Water
Shelf
Onshore
Water Column
Salt
Salt Weld
Middle Miocene
Lower Miocene
Oligocene
Marls
Eocene / Paleocene
Cretaceous



SHELF SLOPE
SHELF SLOPE
Rockdale Delta
X Section
Shelf Extent of
Eocene Depositional Fairway
± 19,000 sq. miles
91 Miles N-S/205 Miles E-W
Flatrock Fld.
Thunderhorse
Llano
Knotty Head
Kaskida
Cascade
Jack
JURASSIC HIGH SHELF

Conceptual Model Depositional Fairways Cretaceous (Woodbine/ Tuscaloosa)


S
Walker Ridge Area
Green Canyon Area
Blackbeard Area
N
Deep Water
Shelf
Onshore
Water Column
Salt
Salt Weld
Middle Miocene
Lower Miocene
Marls
Oligocene
Eocene / Paleocene
Cretaceous


Woodbine
Traditional Tuscaloosa Play
Tuscaloosa
Shelf Extent of
Woodbine/Tuscaloosa Depositional Fairway
± 22,000 sq. miles
68 Miles N-S/318 Miles E-W
SHELF SLOPE
X Section
Traditional Tuscaloosa Play
Flatrock Fld.
Main Depo Center
Blackbeard West
Thunderhorse
Knotty Head
Llano
Kaskida
Cascade
Jack
JURASSIC HIGH SHELF

MCMORAN EXPLORATION CO.

Davy Jones/Ammazzo Cross Section



NW
Davy Jones
Ammazzo T&A
SE
0'
10,000'
20,000'
30,000'
0'
10,000'
20,000'
30,000'
Salt
Salt Weld
Salt Weld
Salt Weld
Ammazzo-1
Ammazzo-2
Eocene / Paleocene (Wilcox)
8.8 miles

Davy Jones & Blackbeard Cross Sections


Davy Jones
B
B'
0'
Blackbeard
A
A'
20,000'
30,000'
Salt
Salt Weld
Eocene / Paleocene (Wilcox)
Salt Weld
Mid Miocene
Lower Miocene
Eocene / Paleocene (Wilcox)

- **Ultra-Deep Targets at Davy Jones Should be Present at a Shallower Depth than Blackbeard**
- **Arial Closure of Davy Jones is Comparable to the Blackbeard Structural Complex**
- **Cost to Drill and Evaluate Davy Jones Expected to be Significantly Less Than Blackbeard**
- **Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard**
- **Davy Jones Expected to Provide Age Relationships on the Deep Shelf and Link Discoveries in the Deepwater GOM to Onshore Fields**

MCMORAN EXPLORATION CO.

Davy Jones Ultra-Deep Exploration Prospect



Located in 20 Feet of Water


Davy Jones
B
B'
McMoRan Davy Jones On Location

- Re-entering Previously Abandoned Well Bore
- Very Large Structure
- PTD 28,000'
- Targeting Eocene (Wilcox), Paleocene, and Possibly Cretaceous (Tuscaloosa) Sands Below Listric Fault on Shelf of GOM

Blackbeard West Ultra-Deep Exploration Prospect


164
112
111
110
187
141
142
143
SOUTH TIMBALIER
SHIP SHOAL
A
188
168
167
166
McMoRan
Blackbeard West #1BP2
TA
McMoRan
Blackbeard Prop
211
A'
169
170
171
Blackbeard - ST 167/168
1 Mile

Located in 70 Feet of Water

Drilled to 32,997' in 3Q08

Deepest Well Drilled Below Mudline in Gulf of Mexico

- **Logged 4 Potential Hydrocarbon Bearing Zones Below 30,000' – Further Evaluation Needed**
- **Well Has Been Temporarily Abandoned**
- **MMS Granted Geologic SOO to Provide Time for Seismic Reprocessing to Determine Next Steps**
- **Incorporating Geologic Data From This Well to Generate Additional Ultra-Deep Prospects**
- **McMoRan Operates and Owns 32.3% WI**

McMoRan Exploration Co.

Reference Slides

MMR LISTED NYSE

www.mcmoran.com

Going Deep

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	1.1	$ 8.97	3.2	$ 6.00
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 6/30/09: $18.9 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions (1)		Put Options (2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	45	$ 71.16	125	$ 50.00
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 6/30/09: $0.4 MM Loss

(1) Remaining 2009 swaps cover periods November-December; 2010 swaps cover periods January-June and November-December
(2) Covering periods July-October

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America ("GAAP"). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. "EBITDAX" is derived from net income (loss) from continuing operations before other (income) expense, interest expense (net), income taxes, start-up costs for the Main Pass Energy Hub™ project, exploration expenses, depletion, depreciation and amortization expense, stock-based compensation charged to general and administrative expense, change in fair value of oil & gas derivative contracts, hurricane-related charges and insurance recoveries. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), our computation of this non-GAAP financial measure may be different from similar presentations of other companies including other oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net income (loss) to EBITDAX for the second quarter and six months ended 2009 is set forth below:

	2Q09	1H09
	($ in millions)	
Net loss applicable to common stock, as reported	$ (101)	$ (164)
Preferred dividends	3	6
Loss from discontinued operations	3	4
Income from continuing operations, as reported	(95)	(154)
Other income	(3)	(3)
Interest expense, net	10	21
Income tax	-	-
Start-up costs for Main Pass Energy Hub™ project	-	1
Exploration expenses	47	75
Depreciation, depletion and amortization expense	74	167
Hurricane-related charges included in production and delivery costs	4	15
Stock-based compensation charge to general and administrative expenses	2	5
Insurance recoveries	-	(19)
Change in fair value of oil & gas derivative contracts	20	19
EBITDAX	$59	$127